Exhibit 99.1

ICON Leasing Fund Twelve, LLC

Portfolio Overview

FIRST QUARTER 2015

Table of Contents

Introduction to Portfolio Overview	1

Disposition During the Quarter	1

Disposition Following the Quarter	1

Portfolio Overview	2

Performance Analysis	5

Transactions with Related Parties	7

Financial Statements	9

Forward Looking Statements	14

Additional Information	14

ICON Leasing Fund Twelve, LLC

As of July 31, 2015

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Twelve, LLC’s (the “Fund”) Portfolio Overview for the quarter ended March 31, 2015. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $347,686,947 commencing with its initial offering on May 7, 2007 through the closing of its offering on April 30, 2009.  The Fund entered into its liquidation period on May 1, 2014. The liquidation period is likely to last for several years and it is during the liquidation period that the Fund began the orderly termination of its operations and will gradually dispose of its assets and/or allow its investments to mature in the ordinary course of business. If our Manager believes it would benefit our members to reinvest the proceeds received from sold or matured investments in additional investments during the liquidation period, our Manager may do so. Our Manager is not paid acquisition fees or management fees for additional investments initiated during liquidation period, although management fees continue to be paid for investments that were part of our portfolio prior to the commencement of the liquidation period. During the liquidation period, you will receive distributions that are generated from the sale of our assets and the receipt of rental, finance and other income from our investments.  In some months, the distribution may be larger, in some months the distribution may be smaller, and in some months there may not be any distribution.

Disposition During the Quarter

The Fund made the following investment during the quarter ended March 31, 2015:

Superior Tube, Inc.
Structure: Disposition Date: The Fund's Investment: Total Proceeds Received:	Loan 1/30/2015 $4,080,000 $5,548,000	Collateral:	Metal pipe and tube manufacturing equipment.

Disposition Following the Quarter

The Fund disposed of the following investment after the quarter ended March 31, 2015:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Disposition Date:	7/23/2015
The Fund's Investment:	$2,000,000
Total Proceeds Received:	$1,514,000

ICON Leasing Fund Twelve, LLC

Portfolio Overview

As of March 31, 2015, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014*
*As a result of certain financial difficulties, VAS was unable to repay the balance of its loan on October 6, 2014. On July 23, 2015, we sold all of our interest in the loan to GB Loan, LLC. See section entitled Disposition Following the Quarter.

AET, Inc. Limited
Structure: Expiration Date:	Lease 3/29/2021	Collateral:	Two Very Large Crude Carriers.

Far Shipping Pte. Ltd.*
Structure:	Lease	Collateral:	Handy-size container vessel.
Expiration Date:	10/16/2015

SITC Shipping Group*
Structure:	Lease	Collateral:	Handy-size container vessel.
Expiration Date:	10/2/2015
*Vessel ws previously on charter to Vroon Group B.V.

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Lubricating Specialties Company
Structure: Maturity Date:	Loan 8/1/2018	Collateral:	Liquid storage tanks, blending lines and packaging equipment.

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Dates:	9/30/2015 9/30/2017

Cenveo Corporation
Structure: Maturity Date:	Loan 10/1/2018	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.

Magnum Coal Company
Structure:	Lease	Collateral:	A Bucyrus Erie model 1570 Dragline.
Expiration Date:	8/1/2015

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining Equipment.
Expiration Date:	2/28/2018

SIVA Global Ships Limited
Structure:	Lease	Collateral:	Two liquefied petroleum gas tanker vessels.
Expiration Dates:	3/28/2022 4/8/2022

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

D&T Holdings, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment.
Expiration Date:	12/31/2018

Pacific Radiance Ltd.
Structure: Expiration Date:	Lease 6/12/2024	Collateral:	Offshore supply vessel.

Premier Trailer Leasing, Inc.
Structure: Maturity Date:	Loan 9/24/2020	Collateral:	Trailers.

Técnicas Maritimas Avanzados, S.A. de C.V.
Structure: Maturity Date:	Loan 8/27/2019	Collateral:	Four platform supply vessels.

NARL Marketing, Inc.
Structure: Maturity Date:	Loan 11/13/2017	Collateral:	A network of bulk fuel storage terminals, convenience store-type gas stations, including related fuel pumps, storage tanks and real estate.

Swiber Holdings Limited
Structure:	Lease	Collateral:	A 300-man accommodation and work barge.
Expiration Date:	3/23/2017

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Jurong Aromatics Corporation Pte. Ltd.
Structure: Maturity Date:	Loan 1/16/2021	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.

Performance Analysis

Capital Invested as of March 31, 2015	$490,644,795
Leverage Ratio	0.40:1*
% of Receivables Collected for the Quarter Ended March 31, 2015	96.54%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of  July 31, 2015. The uncollected receivables relate to our investment with Jurong Aromatics Corporation Pte. Ltd.

One of our objectives is to provide cash distributions to our members.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to members and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period, if any.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

ICON Leasing Fund Twelve, LLC

Performance Analysis (continued)

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to members, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Members during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period

= CABO

Cash Available From Business Operations
for the Period January 1, 2015 through March 31, 2015

Cash balance at January 1, 2015	$15,410,563
Cash balance at March 31, 2015	$10,527,954

Net change in cash		$(4,882,609)

Add Back:
Distributions paid to members from January 1, 2015 through March 31, 2015		$11,323,062

Cash Available from Business Operations (CABO)		$6,440,453	1

1
Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.  Distributions paid to members and CABO for the period January 1, 2014 to December 31, 2014 were $25,512,730 and $115,658,975, respectively.

ICON Leasing Fund Twelve, LLC
Transactions with Related Parties

We entered into certain agreements with our Manager and CĪON Securities, LLC, formerly known as ICON Securities, LLC (“CĪON Securities”), a wholly-owned subsidiary of our Manager and our dealer manager for our offering, whereby we pay or paid certain fees and reimbursements to those parties.  Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% of capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000, 1.5% of capital raised between $100,000,001 and $200,000,000, 1.0% of capital raised between $200,000,001 and $250,000,000 and 0.5% of capital raised over $250,000,000.  CĪON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

In accordance with the terms of our limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus.

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

Our Manager also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our Manager of $113,231 and $63,774 for the three months ended March 31, 2015, and 2014, respectively. Additionally, our Manager’s interest in the net income attributable to us was $13,130 and $21,640 for the three months ended March 31, 2015 and 2014, respectively.

Fees and other expenses incurred by us to our Manager or its affiliates were as follows:

			Three Months Ended March 31,
Entity	Capacity	Description	2015	2014
ICON Capital, LLC	Manager	Acquisition fees (1)	$-	$1,612,070
ICON Capital, LLC	Manager	Management fees (2)	384,836	539,190
ICON Capital, LLC	Manager	Administrative expense reimbursements (2)	439,013	460,632
			$823,849	$2,611,892
(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

ICON Leasing Fund Twelve, LLC
Transactions with Related Parties (continued)
At March 31, 2015 and December 31, 2014, we had a net payable due to our Manager and affiliates of $337,062 and $2,798,414, respectively, primarily related to administrative expense reimbursements. The administrative expense reimbursements incurred during the year ended December 31, 2014 included approximately $2,100,000 of professional fees and other costs in connection with our Manager’s proposed sale of our assets during our liquidation period. Our Manager may continue to incur additional professional fees and costs on our behalf as it continues to pursue the sale of our assets in one or more strategic transactions.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	March 31,	December 31,
	2015	2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$10,527,954	$15,410,563
Current portion of net investment in notes receivable	6,351,339	6,482,004
Current portion of net investment in finance leases	11,083,459	12,142,423
Other current assets	504,147	620,599
Total current assets	28,466,899	34,655,589
Non-current assets:
Net investment in notes receivable, less current portion	46,627,526	52,238,006
Net investment in finance leases, less current portion	60,154,606	62,143,299
Leased equipment at cost (less accumulated depreciation of $20,183,184 and $18,430,584, respectively)	70,999,175	72,751,775
Vessels (less accumulated depreciation of $1,715,396 and $1,286,547, respectively)	17,837,828	18,266,677
Investment in joint ventures	25,581,392	25,235,827
Other non-current assets	2,086,364	2,138,020
Total non-current assets	223,286,891	232,773,604
Total assets	$251,753,790	$267,429,193
Liabilities and Equity
Current liabilities:
Current portion of non-recourse long-term debt	$7,359,515	$7,332,765
Deferred revenue	137,419	167,813
Due to Manager and affiliates, net	337,062	2,798,414
Accrued expenses and other current liabilities	1,587,749	1,941,246
Total current liabilities	9,421,745	12,240,238
Non-current liabilities:
Non-recourse long-term debt, less current portion	49,975,474	51,863,021
Seller's credits	12,404,869	12,295,998
Other non-current liabilities	150,000	150,000
Total non-current liabilities	62,530,343	64,309,019
Total liabilities	71,952,088	76,549,257
Commitments and contingencies
Equity:
Members’ equity:
Additional members	153,050,103	162,960,082
Manager	(1,565,344)	(1,465,243)
Total members’ equity	151,484,759	161,494,839
Noncontrolling interests	28,316,943	29,385,097
Total equity	179,801,702	190,879,936
Total liabilities and equity	$251,753,790	$267,429,193

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive Income (unaudited)

	Three Months Ended March 31,
	2015	2014
Revenue and other income:
Finance income	$3,665,065	$3,475,392
Rental income	3,532,157	4,031,972
Time charter revenue	1,371,311	-
Income from investment in joint ventures	597,227	639,355
Total revenue and other income	9,165,760	8,146,719
Expenses:
Management fees	384,836	539,190
Administrative expense reimbursements	439,013	460,632
General and administrative	907,047	1,086,521
Interest	1,049,990	1,424,976
Depreciation	2,181,449	1,886,539
Credit loss, net	362,665	-
Vessel operating	1,496,656	-
Gain on derivative financial instruments	-	(36,278)
Total expenses	6,821,656	5,361,580
Net income	2,344,104	2,785,139
Less: net income attributable to noncontrolling interests	1,031,122	621,121
Net income attributable to Fund Twelve	1,312,982	2,164,018

Other comprehensive income:
Change in fair value of derivative financial instruments	-	282,919
Currency translation adjustment during the period	-	(7)
Total other comprehensive income	-	282,912
Comprehensive income	2,344,104	3,068,051
Less: comprehensive income attributable to noncontrolling interests	1,031,122	621,121
Comprehensive income attributable to Fund Twelve	$1,312,982	$2,446,930

Net income attributable to Fund Twelve allocable to:
Additional members	$1,299,852	$2,142,378
Manager	13,130	21,640
	$1,312,982	$2,164,018
Weighted average number of additional shares of limited liability
company interests outstanding	348,335	348,335
Net income attributable to Fund Twelve per weighted average
additional share of limited liability company interests outstanding	$3.73	$6.15

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statement of Changes in Equity

	Members' Equity
	Additional Shares of Limited Liability Company Interests	Additional Members	Manager	Total Members' Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2014	348,335	$162,960,082	$(1,465,243)	$161,494,839	$29,385,097	$190,879,936
Net income	-	1,299,852	13,130	1,312,982	1,031,122	2,344,104
Distributions	-	(11,209,831)	(113,231)	(11,323,062)	(2,099,276)	(13,422,338)
Balance, March 31, 2015 (unaudited)	348,335	$153,050,103	$(1,565,344)	$151,484,759	$28,316,943	$179,801,702

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Net income	$2,344,104	$2,785,139
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income	(1,739,059)	(2,071,464)
Rental income paid directly to lenders by lessees	-	(1,088,550)
Income from investment in joint ventures	(597,227)	(639,355)
Depreciation	2,181,449	1,886,539
Interest expense on non-recourse financing paid directly to lenders by lessees	-	84,265
Interest expense from amortization of debt financing costs	45,821	87,124
Net accretion of seller's credit and other	108,871	504,151
Credit loss, net	362,665	-
Gain on derivative financial instruments	-	(36,278)
Changes in operating assets and liabilities:
Collection of finance leases	4,764,191	7,323,658
Other assets	122,287	(190,801)
Accrued expenses and other current liabilities	(353,497)	946,452
Deferred revenue	(30,394)	(491,152)
Due to Manager and affiliates, net	(2,461,352)	(531,640)
Distributions from joint ventures	-	51,478
Net cash provided by operating activities	4,747,859	8,619,566
Cash flows from investing activities:
Purchase of equipment	-	(46,009,722)
Proceeds from exercise of purchase options	70,000	293,090
Distributions received from joint ventures in excess of profits	251,662	2,009,458
Principal received on notes receivable	5,331,005	9,589,183
Net cash provided by (used in) investing activities	5,652,667	(34,117,991)
Cash flows from financing activities:
Proceeds from non-recourse long-term debt	-	7,500,000
Repayment of non-recourse long-term debt	(1,860,797)	(3,174,126)
Proceeds from revolving line of credit, recourse	-	10,000,000
Payment of debt financing costs	-	(75,000)
Repayment of sellers' credit	-	(210,000)
Investment by noncontrolling interests	-	13,342,298
Distributions to noncontrolling interests	(2,099,276)	(860,563)
Distributions to members	(11,323,062)	(6,377,386)
Net cash (used in) provided by financing activities	(15,283,135)	20,145,223
Effects of exchange rates on cash and cash equivalents	-	(7)
Net decrease in cash and cash equivalents	(4,882,609)	(5,353,209)
Cash and cash equivalents, beginning of period	15,410,563	13,985,307
Cash and cash equivalents, end of period	$10,527,954	$8,632,098

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited) (continued)

	Three Months Ended March 31,
	2015	2014
Supplemental disclosure of cash flow information:
Cash paid for interest	$906,762	$567,690
Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on non-recourse long-term debt paid directly to lenders by lessees	$-	$1,088,550
Funds withheld from seller on asset acquisition	$-	$250,000
Vessels purchased with non-recourse long-term debt paid directly to seller	$-	$24,800,000
Vessels purchased with subordinated non-recourse financing provided by seller	$-	$2,911,254
Debt financing costs netted at funding	$-	$267,951
Investment by noncontrolling interests	$-	$635,594
Interest reserve net against principal repayment of note receivable	$-	$206,250

ICON Leasing Fund Twelve, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information
“Total Proceeds Received,” as referenced in the sections entitled Disposition During the Quarter and Disposition Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.